July 24, 2023                                        Exhibit 99.1

Park National Corporation reports financial results
for second quarter and first half of 2023

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2023. Park's board of directors declared a quarterly cash dividend of $1.05 per common share, payable on September 8, 2023 to common shareholders of record as of August 18, 2023.

“Amidst a rapidly evolving economy, Park has demonstrated exceptional financial strength, supported by robust capital and liquidity,” said Park Chairman and Chief Executive Officer David L. Trautman. “Our strong capital position allows us to weather uncertainties and offers long-term stability for our stakeholders.”

Park’s net income for the second quarter of 2023 was $31.6 million, an 8.0 percent decrease from $34.3 million for the second quarter of 2022. Second quarter 2023 net income per diluted common share was $1.94, compared to $2.10 for the second quarter of 2022. Park’s net income for the first half of 2023 was $65.3 million, a 10.8 percent decrease from $73.2 million for the first half of 2022. Net income per diluted common share for the first half of 2023 was $4.01, compared to $4.48 for the first half of 2022.

Park’s total loans increased 1.6 percent (6.5 percent annualized) during the second quarter of 2023.

“Our loan growth is a testament to our disciplined approach and consistently conservative and predictable credit culture. It enables Park bankers to uphold our promise to deliver outstanding financial solutions to our customers regardless of the economic environment,” Trautman said.

Park's community-banking subsidiary, The Park National Bank, reported net income of $35.5 million for the second quarter of 2023, a 1.6 percent increase compared to $34.9 million for the same period of 2022. The Park National Bank reported net income of $71.8 million for the first half of 2023, a 6.1 percent decrease compared to $76.4 million for the same period of 2022.

“We recognize our success is closely tied to the success of our customers and communities,” said Matthew R. Miller, Park President. “Our bankers are devoted to providing personal solutions, advice and experiences for customers and prospects, serving as a trusted financial partner, helping them navigate their financial journey.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of June 30, 2023). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Ellie Akey, 740.349.5493, ellie.akey@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, that may reflect deterioration in business and economic conditions, including the effects of higher unemployment rates or labor shortages, the impact of persistent inflation, ongoing interest rate increases, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the impact of the Russia-Ukraine conflict and associated sanctions and export controls), and any slowdown in global economic growth, in addition to the continuing impact of the COVID-19 pandemic and recovery therefrom on our customers’ operations and financial condition, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply, ongoing increasing market interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce net interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behaviors, changes in business and economic conditions, legislative and regulatory initiatives, or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to inflationary pressures;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•Park's ability to meet heightened supervisory requirements and expectations;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions;
•Park's ability to anticipate and respond to technological changes and Park's reliance on, and the potential failure of, a number of third-party vendors to perform as expected, including Park's primary core banking system provider, which can impact Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•Park's ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of the adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims, the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries, and liabilities and business restrictions resulting from litigation and regulatory investigations;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities (especially in light of the Russia-Ukraine conflict) on the economy and financial markets generally and on us or our counterparties specifically;
•the potential further deterioration of the U.S. economy due to financial, political, or other shocks;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our most recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•uncertainty surrounding the transition from the London Inter-Bank Offered Rate (LIBOR) to an alternate reference rate;
•the impact of larger or similar-sized financial institutions encountering problems, such as the recent closures of Silicon Valley Bank in California, Signature Bank in New York and First Republic Bank in California, which may adversely affect the banking industry and/or Park's business generation and retention, funding and liquidity, including potential increased regulatory requirements and increased reputational risk and potential impacts to macroeconomic conditions;
•Park's continued ability to grow deposits or maintain adequate deposit levels in light of the recent bank failures;
•Unexpected outflows of deposits which may require Park to sell investment securities at a loss;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in "Item 1.A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2023, March 31, 2023 and June 30, 2022

	2023	2023	2022	Percent change vs.
(in thousands, except common share and per common share data and ratios)	2nd QTR	1st QTR	2nd QTR	1Q '23	2Q '22
INCOME STATEMENT:
Net interest income	$91,572	$92,198	$83,939	(0.7)%	9.1%
Provision for credit losses	2,492	183	2,991	N.M.	(16.7)%
Other income	25,015	24,387	31,193	2.6%	(19.8)%
Other expense	75,885	76,503	70,048	(0.8)%	8.3%
Income before income taxes	$38,210	$39,899	$42,093	(4.2)%	(9.2)%
Income taxes	6,626	6,166	7,769	7.5%	(14.7)%
Net income	$31,584	$33,733	$34,324	(6.4)%	(8.0)%

MARKET DATA:
Earnings per common share - basic (a)	$1.95	$2.08	$2.11	(6.3)%	(7.6)%
Earnings per common share - diluted (a)	1.94	2.07	2.10	(6.3)%	(7.6)%
Quarterly cash dividend declared per common share	1.05	1.05	1.04	—%	1.0%
Book value per common share at period end	67.40	66.91	64.62	0.7%	4.3%
Market price per common share at period end	102.32	118.57	121.25	(13.7)%	(15.6)%
Market capitalization at period end	1,652,818	1,917,759	1,970,228	(13.8)%	(16.1)%

Weighted average common shares - basic (b)	16,165,119	16,242,353	16,249,307	(0.5)%	(0.5)%
Weighted average common shares - diluted (b)	16,240,600	16,324,823	16,361,246	(0.5)%	(0.7)%
Common shares outstanding at period end	16,153,425	16,174,067	16,249,306	(0.1)%	(0.6)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.28%	1.36%	1.42%	(5.9)%	(9.9)%
Return on average shareholders' equity (a)(b)	11.61%	12.54%	12.86%	(7.4)%	(9.7)%
Yield on loans	5.43%	5.24%	4.57%	3.6%	18.8%
Yield on investment securities	3.73%	3.60%	2.35%	3.6%	58.7%
Yield on money market instruments	5.11%	4.70%	0.77%	8.7%	N.M.
Yield on interest earning assets	5.08%	4.89%	4.04%	3.9%	25.7%
Cost of interest bearing deposits	1.46%	1.15%	0.16%	27.0%	N.M.
Cost of borrowings	3.54%	3.24%	2.50%	9.3%	41.6%
Cost of paying interest bearing liabilities	1.58%	1.29%	0.33%	22.5%	N.M.
Net interest margin (g)	4.07%	4.08%	3.84%	(0.2)%	6.0%
Efficiency ratio (g)	64.58%	65.10%	60.38%	(0.8)%	7.0%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$57.19	$56.69	$54.39	0.9%	5.1%
Average interest earning assets	9,122,323	9,267,418	8,857,089	(1.6)%	3.0%
Pre-tax, pre-provision net income (k)	40,702	40,082	45,084	1.5%	(9.7)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2023, March 31, 2023 and June 30, 2022

				Percent change vs.
(in thousands, except ratios)	June 30, 2023	March 31, 2023	June 30, 2022	1Q '23	2Q '22
BALANCE SHEET:
Investment securities	$1,756,953	$1,800,410	$1,920,724	(2.4)%	(8.5)%
Commercial loans held for sale	—	—	6,321	N.M.	N.M.
Loans	7,208,109	7,093,857	6,958,685	1.6%	3.6%
Allowance for credit losses	87,206	85,946	81,448	1.5%	7.1%
Goodwill and other intangible assets	164,915	165,243	166,252	(0.2)%	(0.8)%
Other real estate owned (OREO)	2,267	1,468	1,354	54.4%	67.4%
Total assets	9,899,551	9,856,981	9,826,670	0.4%	0.7%
Total deposits	8,358,976	8,294,444	8,297,654	0.8%	0.7%
Borrowings	332,818	360,843	360,234	(7.8)%	(7.6)%
Total shareholders' equity	1,088,757	1,082,153	1,050,013	0.6%	3.7%
Tangible equity (d)	923,842	916,910	883,761	0.8%	4.5%
Total nonperforming loans (l)	58,229	74,365	64,627	(21.7)%	(9.9)%
Total nonperforming loans including commercial loans held for sale (l)	58,229	74,365	70,246	(21.7)%	(17.1)%
Total nonperforming assets (l)	60,496	75,833	71,600	(20.2)%	(15.5)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	72.81%	71.97%	70.81%	1.2%	2.8%
Total nonperforming loans as a % of period end loans	0.81%	1.05%	0.93%	(22.9)%	(12.9)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.84%	1.07%	1.03%	(21.5)%	(18.4)%
Allowance for credit losses as a % of period end loans	1.21%	1.21%	1.17%	—%	3.4%
Net loan charge-offs (recoveries)	$1,232	$(1)	$404	N.M.	205.0%
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	0.07%	—%	0.02%	N.M.	250.0%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.00%	10.98%	10.69%	0.2%	2.9%
Tangible equity (d) / Tangible assets (f)	9.49%	9.46%	9.15%	0.3%	3.7%
Average shareholders' equity / Average assets (b)	11.00%	10.85%	11.06%	1.4%	(0.5)%
Average shareholders' equity / Average loans (b)	15.30%	15.37%	15.65%	(0.5)%	(2.2)%
Average loans / Average deposits (b)	85.34%	84.04%	84.27%	1.5%	1.3%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2023 and June 30, 2022

	2023	2022
(in thousands, except share and per share data)	Six months ended June 30	Six months ended June 30	Percent change vs '22
INCOME STATEMENT:
Net interest income	$183,770	$161,625	13.7%
Provision for (recovery of) credit losses	2,675	(1,614)	N.M
Other income	49,402	62,849	(21.4)%
Other expense	152,388	137,421	10.9%
Income before income taxes	$78,109	$88,667	(11.9)%
Income taxes	12,792	15,468	(17.3)%
Net income	$65,317	$73,199	(10.8)%

MARKET DATA:
Earnings per common share - basic (a)	$4.03	$4.51	(10.6)%
Earnings per common share - diluted (a)	4.01	4.48	(10.5)%
Quarterly cash dividends declared per common share	2.10	2.08	1.0%

Weighted average common shares - basic (b)	16,203,736	16,234,598	(0.2)%
Weighted average common shares - diluted (b)	16,282,693	16,346,141	(0.4)%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.32%	1.51%	(12.6)%
Return on average shareholders' equity (a)(b)	12.07%	13.57%	(11.1)%
Yield on loans	5.34%	4.44%	20.3%
Yield on investment securities	3.67%	2.24%	63.8%
Yield on money market instruments	4.84%	0.34%	N.M.
Yield on interest earning assets	4.99%	3.88%	28.6%
Cost of interest bearing deposits	1.31%	0.12%	N.M.
Cost of borrowings	3.39%	2.42%	40.1%
Cost of paying interest bearing liabilities	1.44%	0.29%	N.M.
Net interest margin (g)	4.07%	3.70%	10.0%
Efficiency ratio (g)	64.84%	60.76%	6.7%

ASSET QUALITY RATIOS
Net loan charge-offs	$1,231	$135	N.M.
Net loan charge-offs as a % of average loans (b)	0.03%	—%	N.M.

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	10.92%	11.16%	(2.2)%
Average shareholders' equity / Average loans (b)	15.33%	15.92%	(3.7)%
Average loans / Average deposits (b)	84.69%	83.80%	1.1%

OTHER DATA (NON-GAAP) AND BALANCE SHEET:
Average interest earning assets	$9,194,469	$8,907,817	3.2%
Pre-tax, pre-provision net income (k)	80,784	87,053	(7.2)%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30		June 30
(in thousands, except share and per share data)	2023	2022	2023	2022

Interest income:
Interest and fees on loans	$96,428	$77,787	$188,042	$150,203
Interest on debt securities:
Taxable	13,431	7,624	26,410	13,754
Tax-exempt	2,906	2,676	5,818	5,123
Other interest income	1,909	260	5,305	413
Total interest income	114,674	88,347	225,575	169,493

Interest expense:
Interest on deposits:
Demand and savings deposits	18,068	1,333	32,280	1,684
Time deposits	1,966	708	3,313	1,428
Interest on borrowings	3,068	2,367	6,212	4,756
Total interest expense	23,102	4,408	41,805	7,868

Net interest income	91,572	83,939	183,770	161,625

Provision for (recovery of) credit losses	2,492	2,991	2,675	(1,614)

Net interest income after provision for (recovery of) credit losses	89,080	80,948	181,095	163,239

Other income	25,015	31,193	49,402	62,849

Other expense	75,885	70,048	152,388	137,421

Income before income taxes	38,210	42,093	78,109	88,667

Income taxes	6,626	7,769	12,792	15,468

Net income	$31,584	$34,324	$65,317	$73,199

Per common share:
Net income - basic	$1.95	$2.11	$4.03	$4.51
Net income - diluted	$1.94	$2.10	$4.01	$4.48

Weighted average common shares - basic	16,165,119	16,249,307	16,203,736	16,234,598
Weighted average common shares - diluted	16,240,600	16,361,246	16,282,693	16,346,141

Cash dividends declared:
Quarterly dividend	$1.05	$1.04	$2.10	$2.08

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2023	December 31, 2022

Assets

Cash and due from banks	$159,552	$156,750
Money market instruments	70,845	32,978
Investment securities	1,756,953	1,820,787
Loans	7,208,109	7,141,891
Allowance for credit losses	(87,206)	(85,379)
Loans, net	7,120,903	7,056,512
Bank premises and equipment, net	78,933	82,126
Goodwill and other intangible assets	164,915	165,570
Other real estate owned	2,267	1,354
Other assets	545,183	538,916
Total assets	$9,899,551	$9,854,993

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,796,009	$3,074,276
Interest bearing	5,562,967	5,160,439
Total deposits	8,358,976	8,234,715
Borrowings	332,818	416,009
Other liabilities	119,000	135,043
Total liabilities	$8,810,794	$8,785,767

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2023 and December 31, 2022)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at June 30, 2023 and December 31, 2022)	460,578	462,404
Accumulated other comprehensive loss, net of taxes	(96,786)	(102,394)
Retained earnings	876,830	847,235
Treasury shares (1,469,679 shares at June 30, 2023 and 1,359,521 shares at December 31, 2022)	(151,865)	(138,019)
Total shareholders' equity	$1,088,757	$1,069,226
Total liabilities and shareholders' equity	$9,899,551	$9,854,993

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2023	2022	2023	2022

Assets

Cash and due from banks	$153,564	$159,095	$154,568	$163,884
Money market instruments	149,745	136,232	220,951	247,549
Investment securities	1,777,878	1,855,313	1,792,199	1,828,568
Loans	7,132,025	6,841,376	7,115,723	6,835,389
Allowance for credit losses	(87,182)	(78,907)	(86,996)	(81,158)
Loans, net	7,044,843	6,762,469	7,028,727	6,754,231
Bank premises and equipment, net	80,592	87,029	81,316	87,879
Goodwill and other intangible assets	165,129	166,516	165,292	166,716
Other real estate owned	1,966	773	1,702	766
Other assets	544,088	511,593	543,198	502,203
Total assets	$9,917,805	$9,679,020	$9,987,953	$9,751,796

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,847,921	$3,097,920	$2,908,857	$3,062,154
Interest bearing	5,509,022	5,020,698	5,492,931	5,095,085
Total deposits	8,356,943	8,118,618	8,401,788	8,157,239
Borrowings	347,191	380,361	370,067	395,806
Other liabilities	122,655	109,548	125,113	110,832
Total liabilities	$8,826,789	$8,608,527	$8,896,968	$8,663,877

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	458,884	459,418	460,713	460,601
Accumulated other comprehensive loss, net of taxes	(91,007)	(58,869)	(93,609)	(30,452)
Retained earnings	873,810	809,413	869,567	798,724
Treasury shares	(150,671)	(139,469)	(145,686)	(140,954)
Total shareholders' equity	$1,091,016	$1,070,493	$1,090,985	$1,087,919
Total liabilities and shareholders' equity	$9,917,805	$9,679,020	$9,987,953	$9,751,796

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2023	2023	2022	2022	2022
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$96,428	$91,614	$89,382	$83,522	$77,787
Interest on debt securities:
Taxable	13,431	12,979	11,974	10,319	7,624
Tax-exempt	2,906	2,912	2,918	2,923	2,676
Other interest income	1,909	3,396	4,536	3,180	260
Total interest income	114,674	110,901	108,810	99,944	88,347

Interest expense:
Interest on deposits:
Demand and savings deposits	18,068	14,212	10,205	5,757	1,333
Time deposits	1,966	1,347	1,061	825	708
Interest on borrowings	3,068	3,144	2,938	2,534	2,367
Total interest expense	23,102	18,703	14,204	9,116	4,408

Net interest income	91,572	92,198	94,606	90,828	83,939

Provision for credit losses	2,492	183	2,981	3,190	2,991

Net interest income after provision for credit losses	89,080	92,015	91,625	87,638	80,948

Other income	25,015	24,387	26,392	46,694	31,193

Other expense	75,885	76,503	77,654	82,903	70,048

Income before income taxes	38,210	39,899	40,363	51,429	42,093

Income taxes	6,626	6,166	7,279	9,361	7,769

Net income	$31,584	$33,733	$33,084	$42,068	$34,324

Per common share:
Net income - basic	$1.95	$2.08	$2.03	$2.59	$2.11
Net income - diluted	$1.94	$2.07	$2.02	$2.57	$2.10

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2023	2023	2022	2022	2022
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$8,816	$8,615	$8,219	$8,216	$8,859
Service charges on deposit accounts	2,041	2,241	2,595	2,859	2,563
Other service income	2,639	2,697	2,580	2,956	4,940
Debit card fee income	6,830	6,457	6,675	6,514	6,731
Bank owned life insurance income	1,332	1,185	1,366	1,185	2,374
ATM fees	553	533	548	610	583
Gain (loss) on the sale of OREO, net	12	(9)	—	5,607	4
OREO valuation markup	—	15	—	12,009	—
Gain (loss) on equity securities, net	25	(405)	(165)	58	709
Other components of net periodic benefit income	1,893	1,893	3,027	3,027	3,027
Miscellaneous	874	1,165	1,547	3,653	1,403
Total other income	$25,015	$24,387	$26,392	$46,694	$31,193

Other expense:
Salaries	$33,649	$34,871	$33,837	$37,889	$31,052
Employee benefits	10,538	10,816	9,895	9,897	10,199
Occupancy expense	3,214	3,353	4,157	3,455	3,040
Furniture and equipment expense	3,103	3,246	3,118	2,912	2,934
Data processing fees	9,582	8,750	8,537	8,170	8,416
Professional fees and services	7,365	7,221	9,845	8,359	6,775
Marketing	1,239	1,319	1,404	1,595	1,019
Insurance	1,960	1,814	1,526	1,237	1,245
Communication	1,045	1,037	968	1,098	935
State tax expense	1,096	1,278	1,040	1,186	1,167
Amortization of intangible assets	328	327	341	341	403
Foundation contributions	—	—	—	4,000	—
Miscellaneous	2,766	2,471	2,986	2,764	2,863
Total other expense	$75,885	$76,503	$77,654	$82,903	$70,048

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2023	March 31, 2023	2022	2021	2020	2019

Allowance for credit losses:
Allowance for credit losses, beginning of period	$85,946	$85,379	$83,197	$85,675	$56,679	$51,512
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	383	—	6,090	—	—
Charge-offs	2,685	2,235	9,133	5,093	10,304	11,177
Recoveries	1,453	2,236	6,758	8,441	27,246	10,173
Net charge-offs (recoveries)	1,232	(1)	2,375	(3,348)	(16,942)	1,004
Provision for (recovery of) credit losses	2,492	183	4,557	(11,916)	12,054	6,171
Allowance for credit losses, end of period	$87,206	$85,946	$85,379	$83,197	$85,675	$56,679

General reserve trends:
Allowance for credit losses, end of period	$87,206	$85,946	$85,379	$83,197	$85,675	$56,679
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	167	268
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	678	—
Specific reserves on individually evaluated loans	4,132	4,318	3,566	1,616	5,434	5,230
General reserves on collectively evaluated loans	$83,074	$81,628	$81,813	$81,581	$79,396	$51,181

Total loans	$7,208,109	$7,093,857	$7,141,891	$6,871,122	$7,177,785	$6,501,404
PCD loans (PCI loans for years 2020 and prior)	4,455	4,555	4,653	7,149	11,153	14,331
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	360,056	548,436
Individually evaluated loans (l)	43,887	59,384	78,341	74,502	108,407	77,459
Collectively evaluated loans	$7,159,767	$7,029,918	$7,058,897	$6,789,471	$6,698,169	$5,861,178

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.07%	—%	0.03%	(0.05)%	(0.24)%	0.02%
Allowance for credit losses as a % of period end loans	1.21%	1.21%	1.20%	1.21%	1.19%	0.87%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (j)	1.21%	1.21%	1.20%	1.22%	1.25%	N.A.
General reserve as a % of collectively evaluated loans	1.16%	1.16%	1.16%	1.20%	1.19%	0.87%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (j)	1.16%	1.16%	1.16%	1.21%	1.24%	N.A.

Nonperforming assets:
Nonaccrual loans	$57,279	$73,114	$79,696	$72,722	$117,368	$90,080
Accruing troubled debt restructurings (for years 2022 and prior) (l)	N.A.	N.A.	20,134	28,323	20,788	21,215
Loans past due 90 days or more	950	1,251	1,281	1,607	1,458	2,658
Total nonperforming loans	$58,229	$74,365	$101,111	$102,652	$139,614	$113,953
Other real estate owned - Park National Bank	913	114	—	181	837	3,100
Other real estate owned - SEPH	1,354	1,354	1,354	594	594	929
Other nonperforming assets - Park National Bank	—	—	—	2,750	3,164	3,599
Total nonperforming assets	$60,496	$75,833	$102,465	$106,177	$144,209	$121,581
Percentage of nonaccrual loans to period end loans	0.79%	1.03%	1.12%	1.06%	1.64%	1.39%
Percentage of nonperforming loans to period end loans	0.81%	1.05%	1.42%	1.49%	1.95%	1.75%
Percentage of nonperforming assets to period end loans	0.84%	1.07%	1.43%	1.55%	2.01%	1.87%
Percentage of nonperforming assets to period end total assets	0.61%	0.77%	1.04%	1.11%	1.55%	1.42%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2023	March 31, 2023	2022	2021	2020	2019

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$73,114	$79,696	$72,722	$117,368	$90,080	$67,954
New nonaccrual loans	10,940	9,207	64,918	38,478	103,386	81,009
Resolved nonaccrual loans	26,775	15,789	57,944	83,124	76,098	58,883
Nonaccrual loans, end of period	$57,279	$73,114	$79,696	$72,722	$117,368	$90,080

Individually evaluated commercial loan portfolio information (period end): (l)
Unpaid principal balance	$45,955	$60,922	$80,116	$75,126	$109,062	$78,178
Prior charge-offs	2,068	1,538	1,775	624	655	719
Remaining principal balance	43,887	59,384	78,341	74,502	108,407	77,459
Specific reserves	4,132	4,318	3,566	1,616	5,434	5,230
Book value, after specific reserves	$39,755	$55,066	$74,775	$72,886	$102,973	$72,229

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net interest income	$91,572	$92,198	$83,939	$183,770	$161,625
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	164	200	547	364	1,027
less interest income on former Vision Bank relationships	13	574	2,305	587	2,347
Net interest income - adjusted	$91,395	$91,424	$81,087	$182,819	$158,251

Provision for (recovery of) credit losses	$2,492	$183	$2,991	$2,675	$(1,614)
less recoveries on former Vision Bank relationships	(25)	(723)	(506)	(748)	(507)
Provision for (recovery of) credit losses - adjusted	$2,517	$906	$3,497	$3,423	$(1,107)

Other income	$25,015	$24,387	$31,193	$49,402	$62,849
less other service income related to former Vision Bank relationships	—	135	500	135	500
Other income - adjusted	$25,015	$24,252	$30,693	$49,267	$62,349

Other expense	$75,885	$76,503	$70,048	$152,388	$137,421
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	328	327	403	655	805
less direct expenses related to collection of payments on former Vision Bank loan relationships	—	100	366	100	366
Other expense - adjusted	$75,557	$76,076	$69,279	$151,633	$136,250

Tax effect of adjustments to net income identified above (i)	$26	$(253)	$(649)	$(227)	$(674)

Net income - reported	$31,584	$33,733	$34,324	$65,317	$73,199
Net income - adjusted (h)	$31,684	$32,781	$31,884	$64,465	$70,663

Diluted earnings per common share	$1.94	$2.07	$2.10	$4.01	$4.48
Diluted earnings per common share, adjusted (h)	$1.95	$2.01	$1.95	$3.96	$4.32

Annualized return on average assets (a)(b)	1.28%	1.36%	1.42%	1.32%	1.51%
Annualized return on average assets, adjusted (a)(b)(h)	1.28%	1.32%	1.32%	1.30%	1.46%

Annualized return on average tangible assets (a)(b)(e)	1.30%	1.38%	1.45%	1.34%	1.54%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.30%	1.34%	1.34%	1.32%	1.49%

Annualized return on average shareholders' equity (a)(b)	11.61%	12.54%	12.86%	12.07%	13.57%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	11.65%	12.19%	11.95%	11.92%	13.10%

Annualized return on average tangible equity (a)(b)(c)	13.68%	14.78%	15.23%	14.23%	16.02%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	13.73%	14.36%	14.15%	14.04%	15.47%

Efficiency ratio (g)	64.58%	65.10%	60.38%	64.84%	60.76%
Efficiency ratio, adjusted (g)(h)	64.40%	65.24%	61.50%	64.82%	61.29%

Annualized net interest margin (g)	4.07%	4.08%	3.84%	4.07%	3.70%
Annualized net interest margin, adjusted (g)(h)	4.06%	4.04%	3.71%	4.05%	3.62%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended June 30, 2023, March 31, 2023, and June 30, 2022 and the six months ended June 30, 2023 and June 30, 2022, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
AVERAGE SHAREHOLDERS' EQUITY	$1,091,016	$1,090,952	$1,070,493	$1,090,985	$1,087,919
Less: Average goodwill and other intangible assets	165,129	165,457	166,516	165,292	166,716
AVERAGE TANGIBLE EQUITY	$925,887	$925,495	$903,977	$925,693	$921,203

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2023	March 31, 2023	June 30, 2022
TOTAL SHAREHOLDERS' EQUITY	$1,088,757	$1,082,153	$1,050,013
Less: Goodwill and other intangible assets	164,915	165,243	166,252
TANGIBLE EQUITY	$923,842	$916,910	$883,761

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
AVERAGE ASSETS	$9,917,805	$10,058,880	$9,679,020	$9,987,953	$9,751,796
Less: Average goodwill and other intangible assets	165,129	165,457	166,516	165,292	166,716
AVERAGE TANGIBLE ASSETS	$9,752,676	$9,893,423	$9,512,504	$9,822,661	$9,585,080

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2023	March 31, 2023	June 30, 2022
TOTAL ASSETS	$9,899,551	$9,856,981	$9,826,670
Less: Goodwill and other intangible assets	164,915	165,243	166,252
TANGIBLE ASSETS	$9,734,636	$9,691,738	$9,660,418

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Interest income	$114,674	$110,901	$88,347	$225,575	$169,493
Fully taxable equivalent adjustment	920	926	872	1,846	1,691
Fully taxable equivalent interest income	$115,594	$111,827	$89,219	$227,421	$171,184
Interest expense	23,102	18,703	4,408	41,805	7,868
Fully taxable equivalent net interest income	$92,492	$93,124	$84,811	$185,616	$163,316

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Excludes $3.1 million of PPP loans and $3,000 in related allowance at June 30, 2023, $3.4 million of PPP loans and $3,000 in related allowance at March 31, 2023, $4.2 million of PPP loans and $4,000 in related allowance at December 31, 2022, $74.4 million of PPP loans and $77,000 in related allowance at December 31, 2021 and $331.6 million of PPP loans and $337,000 in related allowance at December 31, 2020.
(k) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for (recovery of) credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for (recovery of) credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income	$31,584	$33,733	$34,324	$65,317	$73,199
Plus: Income taxes	6,626	6,166	7,769	12,792	15,468
Plus: Provision for (recovery of) credit losses	2,492	183	2,991	2,675	(1,614)
Pre-tax, pre-provision net income	$40,702	$40,082	$45,084	$80,784	$87,053

(l) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com